Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Liberated Syndication Inc. (the "Registrant") on Form 10-Q for the period ending June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), we, Laurie A. Sims, President, Chief Operating Officer and Principal Executive Officer, and Richard P. Heyse, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date:	8/14/2020	By:	/s/ Laurie A. Sims
Laurie A. Sims
President, Chief Operating Officer, and Principal Executive Officer

Date:	8/14/2020	By:	/s/ Richard P. Heyse
Richard P. Heyse
Chief Financial Officer